Cove Street Capital Small Cap Value Fund
Schedule of Investments
December 31, 2024 (Unaudited)

CONVERTIBLE PREFERRED STOCKS - 9.2%	Shares	Value
Lifecore Biomedical, Inc. Series A, 7.50%, (a)	1,706	$1,940,961
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,705,860)		1,940,961

COMMON STOCKS - 0.2%	Shares	Value
Real Estate - 0.2%
Outfront Media, Inc.	2,046	36,293
TOTAL COMMON STOCKS (Cost $37,500)		36,293

SHORT-TERM INVESTMENTS - 90.7%		Value
Money Market Funds - 90.7%	Shares
Invesco Treasury Obligations Portfolio - Class Institutional, 4.36% (b)(c)	19,031,207	19,031,207
TOTAL SHORT-TERM INVESTMENTS (Cost $19,031,207)		19,031,207

TOTAL INVESTMENTS - 100.1% (Cost $20,774,567)		21,008,461
Liabilities in Excess of Other Assets - (0.1)%		(18,310)
TOTAL NET ASSETS - 100.0%		$20,990,151
two		–%
Percentages are stated as a percent of net assets.		–%

(a)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $1,940,961 or 9.2% of net assets as of December 31, 2024.

(b)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Cove Street Capital Small Cap Value Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Convertible Preferred Stocks	$–	$1,940,961	$1,940,961	$1,940,961
Common Stocks	36,293	–	–	36,293
Money Market Funds	19,031,207	–	–	19,031,207
Total Investments	$19,067,500	$–	$1,940,961	$21,008,461

Refer to the Schedule of Investments for further disaggregation of investment categories.